Exhibit 10.17

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FOURTH AMENDMENT TO AMENDED AND RESTATED FEE LETTER

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FOURTH AMENDMENT TO AMENDED AND RESTATED FEE LETTER (this “Amendment”), dated as of December 13, 2017 (the “Fifth Amendment Effective Date”), is made among GenMark Diagnostics, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party to that certain Loan and Security Agreement (as defined below), Solar Senior Capital Ltd., in its capacity as administrative and collateral agent (in such capacity, together with its successors and assigns in such capacity, “Agent”), SUNS SPV LLC, as lender, East West Bank, as lender, and the other Lenders party to the Loan and Security Agreement or otherwise a party thereto from time to time (each a “Lender” and collectively, the “Lenders”).
The Borrower, the other Loan Parties, the Lenders and Agent are parties to a Loan and Security Agreement dated as of January 12, 2015 (as amended by that certain letter agreement dated as of September 30, 2015, that certain letter agreement dated as of March 17, 2016, that certain First Amendment to Loan and Security Agreement dated as of July 27, 2016, that certain Second Amendment to Loan and Security Agreement dated as of February 27, 2017, that certain Third Amendment to Loan and Security Agreement and Second Amendment to Fee Letter dated as of May 31, 2017 (the “Third Amendment”), that certain Fourth Amendment to Loan and Security Agreement and Third Amendment to Fee Letter, dated as of June 7, 2017 (the “Fourth Amendment”), and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”). The Borrower and Agent are parties to that certain Amended and Restated Fee Letter dated January 9, 2015 (as amended pursuant to that certain First Amendment to Amended and Restated Fee Letter dated as of February 27, 2017, the Third Amendment, the Fourth Amendment and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Fee Letter”). The Borrower has requested that the Lenders agree to certain amendments to the Loan and Security Agreement and the Fee Letter. The Lenders have agreed to such request, subject to the terms and conditions hereof.
Accordingly, the parties hereto agree as follows:

SECTION 1	Definitions; Interpretation.

(a)Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the preamble and recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b)Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2Amendments to the Loan and Security Agreement and Fee Letter.

(a)The following definitions in the Loan and Security Agreement shall be amended and restated as follows effective as of the Fifth Amendment Effective Date:

“Applicable Final Payment Fee Percentage” means ***%.
“Final Maturity Date” means October 12, 2019; provided that, if the Initial Term Loan Payment Date is January 1, 2019, then March 12, 2020.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

“Third Interest Only Extension Conditions” shall mean satisfaction of each of the following: (a) no Default or Event of Default shall have occurred and is continuing; (b) on or before ***, Agent shall have received evidence that Borrower has achieved revenue as of *** determined in accordance with GAAP of at least ***, measured on a trailing *** basis; and (c) as of ***, Borrower’s cash and Cash Equivalents held in Accounts subject to an Account Control Agreement shall be greater than or equal to the sum of (i) ***, plus (ii) the amount, if any, of Borrower’s accounts payable under GAAP as of *** that have not been paid after the *** day following the invoice date for such accounts payable.
“Initial Term Loan Payment Date” means August 1, 2018; provided that, if the Third Interest Only Extension Conditions are satisfied and Borrower notifies Agent in writing on or before *** that it wishes to extend the Initial Term Loan Payment Date, then January 1, 2019.
(b)Section (b) of the Fee Letter shall be amended and restated as follows as follows effective as of the Fifth Amendment Effective Date:

“(b)    Final Payment Fee: A non-refundable final payment fee in an amount equal to the Applicable Fee Letter Final Payment Fee Percentage of the original principal amount of each Term Loan, which fee shall be fully earned on the date of funding of the applicable Term Loan, and which fee shall be due and payable on the date such Term Loan is repaid in full, or if earlier, required to be repaid in full (whether by scheduled payment, voluntary prepayment, mandatory prepayment or otherwise), provided that if for any reason any Term Loan is prepaid in part prior to its scheduled maturity date, Borrower shall pay on the date of any such partial prepayment a fee equal to the Applicable Fee Letter Final Payment Fee Percentage of the principal amount of any Term Loan so prepaid. For the purposes of this Fee Letter, “Applicable Fee Letter Final Payment Fee Percentage” means ***%.”
(c)References Within Loan and Security Agreement and Fee Letter. Each reference in the Loan and Security Agreement and the Fee Letter, as applicable, to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement or the Fee Letter, as applicable, as amended by this Amendment.

SECTION 3     Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)     Fees and Expenses. The Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 5(d), and (ii) all other fees, costs and expenses, if any, due and payable as of the Fifth Amendment Effective Date under the Loan and Security Agreement.

(b)     This Amendment. Agent shall have received this Amendment, executed by Agent, the Lenders and the Loan Parties.

(c)    Representations and Warranties; No Default. On the Fifth Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement and Fee Letter contemplated hereby:

(i)The representations and warranties contained in Section 4 shall be true and correct on and as of the Fifth Amendment Effective Date as though made on and as of such date; and

(ii)There exist no Defaults or Events of Default.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

SECTION 4    Representations and Warranties. To induce the Lenders to enter into this Amendment, each Loan Party hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Effect; and (c) that, other than as updated on Exhibit A hereto, the information included in the Perfection Certificate delivered to Agent on June 7, 2016, as updated by Exhibit A attached to the Third Amendment, remains true and correct. For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date).

SECTION 5    Miscellaneous.

(a)    Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement, the Fee Letter and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. Each Loan Party hereby reaffirms the grant of security under Section 3.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement and all Guaranteed Obligations (as defined in the Guaranty), as applicable, including without limitation any Term Loans funded on or after the Fifth Amendment Effective Date, as of the date hereof.

(b)     Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Fifth Amendment Effective Date specifying its objection thereto.

(c)     No Reliance. Each Loan Party hereby acknowledges and confirms to Agent and the Lenders that such Loan Party is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(d)Costs and Expenses. The Borrower agrees to pay to Agent within ten (10) days of its receipt of an invoice (or on the Fifth Amendment Effective Date to the extent invoiced on or prior to the Fifth Amendment Effective Date), the reasonable, documented, out-of-pocket costs and expenses of Agent and the Lenders party hereto, and the reasonable, documented, fees and disbursements of counsel to Agent and the Lenders party hereto, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Fifth Amendment Effective Date or after such date.

(e)Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(f)Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL, PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.

(g)Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(h)Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(i)Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(j)Loan Documents. This Amendment and the documents related hereto shall constitute Loan Documents.
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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.
BORROWER:

GENMARK DIAGNOSTICS, INC.,
as Borrower

By: /s/ Scott Mendel
Title: Chief Financial Officer

GUARANTORS:

CLINICAL MICRO SENSORS, INC.,
as Guarantor

By: /s/ Scott Mendel
Title: Chief Financial Officer

OSMETECH INC.,
as Guarantor

By: /s/ Scott Mendel
Title: Chief Financial Officer

AGENT AND LENDERS:

SOLAR SENIOR CAPITAL LTD.,
as Agent

By: /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SUNS SPV LLC,
as Lender

By: /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

EAST WEST BANK,
as Lender

By: /s/ James Tai
Name: James Tai
Title: Managing Director/Life Sciences Group Head

EXHIBIT A

Updates to Perfection Certificate

The schedule attached to the Perfection Certificate in respect of Intellectual Property matters is amended to reflect the following updates:

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*** Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.